United States
Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2007

EasyLink Services International Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092

(Address of Principal Executive Offices)

(Zip Code)

(678) 533-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On August 28, 2007, EasyLink Services International Corporation (the “Company”) entered into an employment agreement with Thomas J. Stallings, the Company’s Chief Executive Officer.  The employment agreement replaced the existing employment agreement between the Company and Mr. Stallings.  The employment agreement has an initial term of two years and renews annually thereafter.

Pursuant to his employment agreement, Mr. Stallings is entitled to receive an annual base salary of $350,000, with a performance-related bonus targeted at $350,000 per year based on specific criteria set forth in the employment agreement.  In addition, Mr. Stallings will receive a one-time grant of 80,000 shares of restricted stock, which will vest in 24 equal monthly installments beginning on September 28, 2007.  All of the shares will vest upon a change in control of the Company.  Mr. Stallings’ salary can increase to $400,000 in 2009 based on performance criteria, and his target performance-related bonus in 2009 is $400,000.  Under his employment agreement, Mr. Stallings has agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment.  Under his employment agreement, Mr. Stallings is also eligible to receive 12 months of his base salary plus any target performance-related bonus that would have accrued in the fiscal year in the event of termination other than for cause, as defined in the agreement.  A copy of Mr. Stallings’ employment agreement is attached as Exhibit 10.1.

On August 28, 2007, the Company also entered into an employment agreement with Glen E. Shipley, the Company’s Chief Financial Officer.

Pursuant to his Employment Agreement, Mr. Shipley is entitled to receive an annual base salary of $225,000, with a performance related-bonus targeted at $225,000 per year based on specific criteria as set forth in the employment agreement.  In addition, Mr. Shipley will receive a one-time grant of 40,000 shares of restricted stock, which will vest in 24 equal monthly installments beginning on September 28, 2007.  All of the shares will vest upon a change in control of the Company.  Under his employment agreement, Mr. Shipley has agreed not to solicit the Company’s customers or employees or compete with the Company for a period of one year following termination of his employment. Under his employment agreement, Mr. Shipley is also eligible to receive 12 months of his base salary plus any target performance-related bonus that would have accrued in the fiscal year in the event of termination other than for cause, as defined in the agreement. A copy of Mr. Shipley’s employment agreement is attached as Exhibit 10.2.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

10.1*                    Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated August 28, 2007.

10.2                           Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated August 28, 2007.

* Confidential Treatment has been requested with respect to portions of this Exhibit.  The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASYLINK SERVICES INTERNATIONAL CORPORATION
By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  September 4, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated August 28, 2007.

10.2	Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated August 28, 2007.

* Confidential Treatment has been requested with respect to portions of this Exhibit.  The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.